UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 13, 2008 (August 12, 2008)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

400 Interpace Parkway

Building A

Parsippany, NJ 07054

(Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 13, 2008, we reported our second quarter 2008 results.  Our second quarter results are discussed in detail in the press release attached hereto as Exhibit 99.1.

The information included in Item 4.02 below is incorporated herein by reference

The information in this item, including Exhibit 99.1, is being furnished, not filed.  Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Travelport Limited under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit.

The Company determined that errors existed in its financial statements primarily relating to its accounting for the accrual of certain financial assistance expense transactions.  The impact of the corrections amounts to approximately $3 million, $4 million and $2 million for the periods from July 13, 2006 (Formation Date) to December 31, 2006, the year ended December 31, 2007 and the three months ended March 31, 2008, respectively. The financial statement tables set forth in Exhibit 99.2 present the effects of correcting these errors on previously issued financial statements.

As a result, on August 12, 2008, the Board of Directors of the Company concluded that the following previously issued financial statements should be restated: (i) as of December 31, 2006 and for the periods from January 1, 2006 to August 22, 2006 (Predecessor) and from July 13, 2006 (Formation Date) to December 31, 2006, (ii) as of and for the three months ended March 31, 2007, (iii) as of and for the three and six months ended June 30, 2007, (iv)  as of and for the three and nine months ended September 30, 2007, (v) as of and for the year ended December 31, 2007 and (vi) as of and for the three months ended March 31, 2008 contained in (i) the Company’s amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and  (iii) the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008, respectively. Accordingly, none of the financial statements, the report of independent registered public accounting firm and other financial disclosures contained in (1) the Company’s previously filed amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, (2) the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and (3) the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008 should be relied upon.

The Company’s management and Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.  The Company intends to file amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2007, June 30, 2007, September 30, 2007 and March 31, 2008 and an amended Annual Report on Form 10-K/A for the year ended December 31, 2007 to correct the items described above for the period covered by those reports.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated August 13, 2008.

99.2	Travelport Financial Statements Tables.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Michael E. Rescoe
Michael E. Rescoe Executive Vice President and Chief Financial Officer

Date: August 13, 2008

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated August 13, 2008 (August 12, 2008)

EXHIBIT INDEX

Exhibit no	Description

99.1	Press Release dated August 13, 2008.
99.2	Travelport Financial Statements Tables.